UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 22, 2011

CHEROKEE INC.

(Exact name of registrant as specified in its charter)

Delaware	1-18640	95-4182437
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6835 Valjean

Van Nuys, California 91406

(Address of Principal Executive Offices) (Zip Code)

(818) 908-9868

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 22, 2011, Cherokee Inc.’s (the “Company”) Board of Directors adopted Amended and Restated Bylaws. The amendment and restatement of the Bylaws, which is effective as of June 22, 2011, includes provisions regarding communication and disclosure by stockholders to the Company in connection with the Company’s annual meeting, as well as enhanced procedural and forum mechanics and other provisions intended to reflect changes in law and practice in recent years. A copy of the Company’s Amended and Restated Bylaws is attached hereto as Exhibit 3.2 and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 22, 2011, the Company held its 2011 Annual Meeting of Stockholders (the “Meeting”). The Company filed its definitive proxy statement for the proposals voted upon at the Annual Meeting with the Securities and Exchange Commission on May 13, 2011. As of April 29, 2011, the record date for the Meeting, there were 8,506,154 shares of common stock issued and outstanding and entitled to vote on the proposals presented at the Meeting. A total of 7,584,762 shares, which constituted a quorum, were present or represented at the meeting. The holders of shares of our common stock are entitled to one vote for each share held. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Meeting:

1.             The Company’s stockholders elected, by the vote indicated below, the following five persons as directors of the Company, each to serve as such until the Company’s annual meeting of stockholders to be held in 2012 or until his respective successor is duly elected and qualified:

Name	Votes For	Votes Withheld	Broker Non-Votes
Timothy Ewing	4,050,515	722,880	2,811,867
Keith Hull	4,053,655	719,240	2,811,867
David Mullen	4,121,797	651,098	2,811,867
Jess Ravich	4,052,047	720,848	2,811,867
Henry Stupp	4,136,550	636,345	2,811,867

2.             The stockholders also approved the proposal to ratify the appointment of Moss Adams LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending January 28, 2012, by the vote indicated below:

For	Against	Abstain	Broker Non-Votes

7,512,276	59,155	13,331	n/a

3.             The stockholders approved, on an advisory basis, the Company’s executive compensation, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes

4,424,063	189,089	159,643	2,811,867

4.             The stockholders approved, on an advisory basis, the holding of an advisory vote on executive compensation on an annual basis, by the votes set forth in the table below:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
4,081,278	27,432	509,171	155,014	2,811,867

Based upon these results, the Board of Directors of the Company determined to hold an annual advisory vote on executive compensation.

Item 9.01       Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.	Description
3.2	Amended and Restated Bylaws, dated June 22, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEROKEE INC.

June 27, 2011	By:	/s/ Mark DiSiena
Mark DiSiena
Chief Financial Officer